                                                                    EXHIBIT 10.1

                                 THIRD AMENDMENT


         THIRD AMENDMENT (this "Amendment"), dated as of December 31, 2001, to the Credit Agreement, dated as of May 22, 2001 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), certain financial institutions which are or may become parties thereto (the "Banks"), Credit Lyonnais and The Bank of Nova Scotia, as syndications agents, Toronto Dominion (Texas), Inc., as documentation agent, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:
                                   -----------

         WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

         WHEREAS, the Borrower has requested that the Administrative Agent and the Banks amend a certain provision of the Credit Agreement; and

         WHEREAS, the Administrative Agent and the Banks are willing to agree to the requested amendment on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

         II. Amendments to the Credit Agreement.


         1. The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Applicable Margin" means, with respect to interest rates and letter of credit fees and as of any date of its determination, an amount equal to the percentage amount set forth in the table below opposite the applicable ratio of (a) the consolidated Total Debt of the Borrower as of the end of the fiscal quarter then most recently ended to (b) the consolidated EBITDA of the Borrower for the four fiscal quarters then most recently ended:

                              Applicable Margin
                              LIBOR Tranches and        Applicable Margin
 Total Debt to EBITDA        Letter of Credit Fee       Prime Rate Tranche
 --------------------        --------------------       ------------------
        <1.50                       1.75%                     0.25%
        -

   >1.50 but <2.00                  2.00%                     0.50%
             -

   >2.00 but <2.50                  2.25%                     0.75%
             -

   >2.50 but <3.00                  2.50%                     1.00%
             -

   >3.00 but <3.50                  2.75%                     1.25%
             -

   >3.50 but <4.00                  3.00%                     1.50%
             -

   >4.00 but <4.50                  3.25%                     1.75%
             -

        >4.50                       3.50%                     2.00%


         The foregoing ratio and resulting Applicable Margin shall be based upon Schedule C of the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 5.2(a) or Section 5.2(b).

         Any adjustments to the Applicable Margin shall become effective on the 45th day following the last day of each fiscal quarter or on the 90th day following the last day of each fiscal year as applicable; provided, however, that if any such Compliance Certificate is not delivered when required hereunder, the Applicable Margin shall be deemed to be the maximum percentage amount in each table from such 45th or 90th day until such Compliance Certificate is received by the Administrative Agent.

         Upon any change in the Applicable Margin, the Administrative Agent shall promptly notify the Borrower and the Banks of the new Applicable Margin.

         2. Section 5.5(b)(ii) of the Credit Agreement (Maximum Total Debt to EBITDA Ratio) is hereby amended to read in its entirety as follows:

                  (ii) Maximum Total Debt to EBITDA Ratio. As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit the ratio of (a) the consolidated Total Debt of the Borrower as of end of such fiscal quarter minus, so long as there are no outstanding Revolving Loans as of such date, cash on the consolidated balance sheet of the Borrower as of such date to (b) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended, to be greater than the applicable ratios set forth below as of the dates indicated:

                  Fiscal Quarter Ending                       Ratio
                  ---------------------                       -----
                  December 31, 2001                           3.50 to 1.00
                  March 31, 2002                              4.25 to 1.00
                  June 30, 2002                               4.75 to 1.00
                  September 30, 2002                          4.25 to 1.00
                  December 31, 2002                           4.00 to 1.00
                  March 31, 2003                              3.75 to 1.00
                  June 30, 2003                               3.50 to 1.00
                  September 30, 2003 and each
                    fiscal quarter thereafter                 3.25 to 1.00

         3. Section 5.5(c) of the Credit Agreement (Minimum Interest Coverage Ratio) is hereby amended to read in its entirety as follows

                  (c) Minimum Interest Coverage Ratio. As of the last day of each fiscal quarter, the Borrower shall not permit the ratio of (i) the consolidated EBIT of the Borrower for the preceding four fiscal quarters then ended to (ii) the consolidated Interest Expense of the Borrower (to the extent paid in cash) for the preceding four fiscal quarters then ended minus any income of the Borrower or any of its consolidated Subsidiaries during such period which is attributable to any Interest Hedge Agreement plus any expenses of the Borrower or any of its consolidated Subsidiaries during such period which is attributable to any Interest Hedge Agreement, to be less than the applicable ratios set forth below as of the dates indicated:

                  Fiscal Quarter Ending                       Ratio
                  ---------------------                       -----
                  December 31, 2001                           2.25 to 1.00
                  March 31, 2002                              1.75 to 1.00
                  June 30, 2002                               1.50 to 1.00
                  September 30, 2002                          1.75 to 1.00
                  December 31, 2002                           2.00 to 1.00
                  March 31, 2003                              2.25 to 1.00
                    fiscal quarter thereafter                 2.50 to 1.00

         Compliance with this paragraph (c) shall be determined in the applicable Compliance Certificate based upon the adjusted financial reports contained in Schedule A of such Compliance Certificate.

         III. Conditions to Effectiveness. This Amendment shall become effective on the date on which this Amendment shall have been executed by the Borrower, the Administrative Agent and the Majority Banks and the Borrower shall have paid to the Administrative Agent, for disbursement to each Bank which joins in the execution of this Amendment, a fee in an amount equal to 0.20% of the Commitment of each such Bank.

         IV.  General.

         1. Representations and Warranties. The Borrower represents and warrants that the representations and warranties made by the Borrower in the Credit Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, and no Default or Event of Default has occurred and is continuing.

         2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         3. No Other Amendments. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent and/or the Banks. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         4. Governing Law; Counterparts.


         (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       INTEGRATED ELECTRICAL SERVICES, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       JPMORGAN CHASE BANK,
                                       as Administrative Agent and as a Bank



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                        CREDIT LYONNAIS, NEW YORK BRANCH,
                                        as Syndication Agent and as a Bank



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                        THE BANK OF NOVA SCOTIA,
                                        as Syndication Agent and as a Bank



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Documentation Agent and as a Bank



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                        BANK OF SCOTLAND



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                        FIRST BANK & TRUST



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                        FIRSTAR BANK, N.A.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                        RZB FINANCE LLC



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                        SOUTHWEST BANK OF TEXAS, N.A.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                             -----------------------------------

         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, and to acknowledge that without such consent and confirmation, the Banks would not execute this Amendment.


                                   1ST GROUP TELECOMMUNICATIONS, INC.
                                   ACE ELECTRIC, INC.
                                   ALADDIN WARD ELECTRIC & AIR, INC.
                                   AMBER ELECTRIC, INC.
                                   ANDERSON & WOOD CONSTRUCTION CO., INC.
                                   ARC ELECTRIC, INCORPORATED
                                   BACHOFNER ELECTRIC, INC.
                                   BEAR ACQUISITION CORPORATION
                                   BRINK ELECTRIC CONSTRUCTION CO.
                                   BRITT RICE ELECTRIC, INC.
                                   BRITT RICE MANAGEMENT LLC
                                   BRYANT ELECTRIC COMPANY, INC.
                                   BW CONSOLIDATED, INC.
                                   BW/BEC, INC.
                                   CANOVA ELECTRICAL CONTRACTING, INC.
                                   CARROLL MANAGEMENT LLC
                                   CARROLL SYSTEMS, INC.
                                   CHARLES P. BAGBY COMPANY, INC.
                                   COLLIER ELECTRIC COMPANY, INC.
                                   COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                                   CROSS STATE ELECTRIC, INC.
                                   CYPRESS ELECTRICAL CONTRACTORS, INC.
                                   DANIEL ELECTRICAL CONTRACTORS, INC.
                                   DANIEL ELECTRICAL OF TREASURE COAST INC.
                                   DANIEL INTEGRATED TECHNOLOGIES, INC.
                                   DAVIS ELECTRICAL CONSTRUCTORS, INC.
                                   DELCO ELECTRIC, INC.
                                   ELECTRO-TECH, INC.
                                   EMC ACQUISITION CORPORATION
                                   ERNEST P. BREAUX ELECTRICAL, INC.
                                   FEDERAL COMMUNICATIONS GROUP, INC.
                                   FLORIDA INDUSTRIAL ELECTRIC, INC.
                                   GENERAL PARTNER, INC.
                                   GOSS ELECTRIC COMPANY, INC.
                                   H.R. ALLEN, INC.
                                   HATFIELD REYNOLDS ELECTRIC COMPANY

                                   HOLLAND ELECTRICAL SYSTEMS, INC.
                                   HOUSTON-STAFFORD ELECTRIC, INC.
                                   HOUSTON-STAFFORD MANAGEMENT LLC
                                   HOWARD BROTHERS ELECTRIC CO., INC.
                                   I.C.G. ELECTRIC, INC.
                                   IES COMMUNICATIONS, INC.
                                   IES CONTRACTORS MANAGEMENT LLC
                                   IES ELECTRICAL GROUP, INC.
                                   IES PROPERTIES MANAGEMENT, INC.
                                   IES PROPERTIES, INC.
                                   IES RESIDENTIAL GROUP, INC.
                                   IES SPECIALTY LIGHTING, INC.
                                   IES VENTURES INC.
                                   INNOVATIVE ELECTRIC COMPANY, INC.
                                   INTEGRATED ELECTRICAL FINANCE, INC.
                                   INTELLIGENT BUILDING SOLUTIONS, INC.
                                   J.W. GRAY ELECTRIC CO., INC.
                                   J.W. GRAY MANAGEMENT LLC
                                   KAYTON ELECTRIC, INC.
                                   KEY ELECTRICAL SUPPLY, INC.
                                   LINEMEN, INC.
                                   MARK HENDERSON, INCORPORATED
                                   MENNINGA ELECTRIC, INC.
                                   MIDLANDS ELECTRICAL CONTRACTORS, INC.
                                   MID-STATES ELECTRIC COMPANY, INC.
                                   MILLS ELECTRICAL CONTRACTORS, INC.
                                   MILLS MANAGEMENT LLC
                                   MITCHELL ELECTRIC COMPANY, INC.
                                   M-S SYSTEMS, INC.
                                   MURRAY ELECTRICAL CONTRACTORS, INC.
                                   MUTH ELECTRIC, INC.
                                   NEAL ELECTRIC MANAGEMENT LLC
                                   NEW TECHNOLOGY ELECTRICAL CONTRACTORS, INC.
                                   NEWCOMB ELECTRIC COMPANY, INC.
                                   PAN AMERICAN ELECTRIC COMPANY, INC.
                                   PAN AMERICAN ELECTRIC, INC.
                                   PAULIN ELECTRIC COMPANY, INC.
                                   POLLOCK ELECTRIC INC.
                                   PRIMENET, INC.
                                   PRIMO ELECTRIC COMPANY
                                   PUTZEL ELECTRICAL CONTRACTORS, INC.
                                   RAINES ELECTRIC CO., INC.
                                   RAINES MANAGEMENT LLC
                                   RKT ELECTRIC, INC.

                                   ROCKWELL ELECTRIC, INC.
                                   RODGERS ELECTRIC COMPANY, INC.
                                   RON'S ELECTRIC, INC.
                                   SPECTROL, INC.
                                   SPOOR ELECTRIC, INC.
                                   SUMMIT ELECTRIC OF TEXAS, INC.
                                   T&H ELECTRICAL CORPORATION
                                   TECH ELECTRIC CO., INC.
                                   TESLA POWER G.P., INC.
                                   THOMAS POPP & COMPANY
                                   VALENTINE ELECTRICAL, INC.
                                   WOLFE ELECTRIC CO., INC.
                                   WRIGHT ELECTRICAL CONTRACTING, INC.


                                   By:
                                      ------------------------------------------
                                      William Reynolds, Chief Financial Officer




                                   BRITT RICE HOLDINGS LLC
                                   BW/BEC, L.L.C.
                                   CARROLL HOLDINGS LLC
                                   DKD ELECTRIC COMPANY, INC.
                                   HOUSTON-STAFFORD HOLDINGS LLC
                                   ICS HOLDINGS LLC
                                   IES CONTRACTORS HOLDINGS LLC
                                   IES HOLDINGS LLC
                                   J.W. GRAY HOLDINGS LLC
                                   MILLS ELECTRICAL HOLDINGS LLC
                                   NBH HOLDING CO., INC.
                                   POLLOCK SUMMIT HOLDINGS INC.
                                   RAINES HOLDINGS LLC
                                   TESLA POWER (NEVADA), INC.


                                   By:
                                      ------------------------------------------
                                      Adrianne M. Horne, President

                                   IES PROPERTIES HOLDINGS, INC.


                                   By:
                                      ------------------------------------------
                                      Victoria Garrett, President



                                   B. RICE ELECTRIC LP
                                   BEXAR ELECTRIC COMPANY, LTD.
                                   CARROLL SYSTEMS LP
                                   HAYMAKER ELECTRIC, LTD.
                                   HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP
                                   ICS INTEGRATED COMMUNICATION SERVICES LP
                                   IES CONTRACTORS LP
                                   IES MANAGEMENT LP
                                   IES PROPERTIES LP
                                   J.W. GRAY ELECTRICAL CONTRACTORS LP
                                   MILLS ELECTRIC LP
                                   NEAL ELECTRIC LP
                                   POLLOCK SUMMIT ELECTRIC LP
                                   POLLOCK SUMMIT ELECTRIC LP
                                   RAINES ELECTRIC LP
                                   TESLA POWER AND AUTOMATION, L.P.
                                   TESLA POWER PROPERTIES, L.P.

                                   By: ITS GENERAL PARTNER


                                       By:
                                          --------------------------------------
                                             William Reynolds,
                                             Chief Financial Officer